                                                                   Exhibit 14(d)

                                                               [SYNTHETIC LEASE]

                                  APPENDIX A
                                      to
                            the Operative Documents
                            -----------------------

                        DEFINITIONS AND INTERPRETATION


     A.  Interpretation.  In each Operative Document, unless a clear contrary
         --------------
intention appears:

          (i)   the singular number includes the plural number and vice versa;
                                                                   ---- -----

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents;

          (iii) reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law or Requirement of Law means such Applicable Law or Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law or Requirement of Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi)  reference in any Operative Document to any Article, Section,
                                                           -------  -------
     Appendix, Schedule or Exhibit means such Article or Section thereof or
     --------  --------    -------            -------    -------
     Appendix, Schedule or Exhibit thereto;
     --------  --------    -------

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section, paragraph or other provision of such
                    -------  -------
     Operative Document;

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

          (ix)   "or" is not exclusive; and

          (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     B.  Accounting Terms.  In each Operative Document, unless expressly
         ----------------
otherwise provided, all terms of an accounting character used in the Operative Documents shall be interpreted, all accounting determinations under the Operative Documents shall be made, and all financial statements required to be delivered under the Master Agreement shall be prepared, in accordance with GAAP.

     C.  Conflict in Operative Documents.  If there is any conflict between any
         -------------------------------
Operative Documents, each such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Master Agreement shall prevail and control.

     D.  Legal Representation of the Parties.  The Operative Documents were
         -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring any Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.  Defined Terms.  Unless a clear contrary intention appears, terms
         -------------
defined herein have the respective indicated meanings when used in each Operative Document.

     "Address" means with respect to any Person, its address set forth in
      -------
Schedule 8.2 to the Master Agreement or such other address as it shall have identified to the parties to the Master Agreement in writing in the manner provided for the giving of notices thereunder.

     "Adjusted LIBO Rate" means with respect to each Rent Period for a LIBOR
      ------------------
Advance, the rate obtained by dividing (A) LIBOR for such Rent Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal)
                      -----
of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurodollar liabilities as defined in Regulation D (or against any successor category of liabilities defined in Regulation D).

     "Advance" means a LIBOR Advance or a Base Rate Advance.
      -------

     "Affiliate" of any Person means any other Person directly or indirectly
      ---------
controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

     "After-Tax Basis" means (a) with respect to any payment to be received by
      ---------------
an Indemnitee (which, for purposes of this definition, shall include any Tax Indemnitee), the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits or benefits) shall be equal to the original payment to be made; provided, however, for the purposes of this definition, and for purposes of any
--------  -------
payment to be made to either a Lessee or an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or such Lessee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in clause (b)
                                                                     ----------
of this definition.

     "Agent" means SunTrust Bank, a Georgia banking corporation, in its capacity
      -----
as agent under the Master Agreement and the Loan Agreement.

     "Alterations" means, with respect to any Leased Property, fixtures,
      -----------
alterations, improvements, modifications and additions to such Leased Property.

     "Applicable Facility Fee Percentage" shall mean the percentage designated
      ----------------------------------
below based on Hughes' Leverage Ratio for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.7(a) or
(b) of the Master Agreement:


          ---------------------------------------------------------------
                  Leverage Ratio                Applicable Facility Fee
                                                     Percentage:
          ---------------------------------------------------------------
                 Less than 0.4:1.0                      0.150%
          ---------------------------------------------------------------
          Greater than or equal to 0.4:1.0              0.175%
               but less than 0.45:1.0
          ---------------------------------------------------------------

          ---------------------------------------------------------
          Greater than or equal to 0.45:1.0              0.20%
                but less than 0.5:1.0
          ---------------------------------------------------------
          Greater than or equal to 0.5:1.0               0.25%
                but less than 0.55:1.0
          ---------------------------------------------------------
          Greater than or equal to 0.55:1.0              0.30%
          ---------------------------------------------------------

provided, however, that:
--------  -------

          (a) The Applicable Facility Fee Percentage in effect as of the date of execution and delivery of the Master Agreement is 0.20% for the Commitments, and such percentage shall remain in effect until such time as the Applicable Facility Fee Percentage may be adjusted as hereinafter provided; and

          (b) Adjustments, if any, to the Applicable Facility Fee Percentages based on changes in the ratios set forth above shall be made and become effective (i) on the first day of the fiscal quarter immediately following delivery of the financial statements required pursuant to Section 5.7(b) of the Master Agreement and (ii) on the first day of the second fiscal quarter immediately following the last day of any fiscal year of Hughes

     "Applicable Law" means all applicable laws (including Environmental Laws),
      --------------
rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of any Leased Property).

     "Applicable Margin" shall mean the percentage designated below based on
      -----------------
Hughes' Leverage Ratio for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.7(a) or (b) of the Master Agreement:

          --------------------------------------------------------------
                   Leverage Ratio                  Applicable Margin:
          --------------------------------------------------------------
                  Less than 0.4:1.0                      1.025%
          --------------------------------------------------------------
          Greater than or equal to 0.4:1.0               1.125%
               but less than 0.45:1.0
          --------------------------------------------------------------
          Greater than or equal to 0.45:1.0              1.375%
               but less than 0.5:1.0
          --------------------------------------------------------------

          --------------------------------------------------------------
          Greater than or equal to 0.5:1.0               1.500%
               but less than 0.55:1.0
          --------------------------------------------------------------
          Greater than or equal to 0.55:1.0              1.7500%
          --------------------------------------------------------------

provided, however, that:
--------  -------

          (a) The Applicable Margin in effect as of the date of execution and delivery of the Master Agreement is 1.375%, and such percentage shall remain in effect until such time as the Applicable Margin may be adjusted as hereinafter provided;

          (b) Adjustments, if any, to the Applicable Margin based on changes in the ratios set forth above shall be made and become effective (i) on the first day of the fiscal quarter immediately following delivery of the financial statements required pursuant to Section 5.7(b) of the Master Agreement and (ii) on the first day of the second fiscal quarter immediately following the last day of any fiscal year of Hughes; and

          (c) during the Construction Period, the Applicable Margin shall be the Applicable Margin designated in the table above, plus 0.125%.
                                                      ----

     "Appraisal" is defined in Section 3.1 of the Master Agreement.
      ---------

     "Appraiser" means an MAI appraiser reasonably satisfactory to the Agent.
      ---------

     "Architect" means, with respect to any Leased Property, the architect
      ---------
engaged in connection with the construction of the related Building, if any, who may be an employee of the General Contractor for such Leased Property.

     "Architect's Agreement" means, with respect to any Leased Property, the
      ---------------------
architectural services agreement, if any, between the Construction Agent (or a Lessee), in its capacity as agent for Lessor, and the related Architect.

     "Asbestos Laws" means the common law in all federal, state and local and
      -------------
foreign jurisdictions and other laws in such jurisdictions, and regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect relating to or concerning asbestos or asbestos-containing material, including without limitation, exposure to asbestos or asbestos-containing material.

     "Asset Value" shall mean, with respect to any property or asset of any
      -----------
Consolidated Company as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of such Consolidated Company.

     "Assignment and Assumption" means an assignment and assumption agreement,
      -------------------------
substantially in the form of Exhibit F to the Master Agreement.

     "Assignment of Lease and Rents" means, with respect to any Leased Property,
      -----------------------------
the Assignment of Lease and Rents, dated as of the related Closing Date, from the Lessor to the Agent, substantially in the form of Exhibit B to the Master Agreement.

     "Authority" means a development or similar authority of any state, county
      ---------
or municipality that is an issuer of Bonds.

     "Award" means any award or payment received by or payable to the Lessor or
      -----
a Lessee on account of any Condemnation or Event of Taking (less the actual costs, fees and expenses, including reasonable attorneys' fees, incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment).

     "Bankruptcy Code" means The Bankruptcy Code of 1978, as amended and in
      ---------------
effect from time to time (11 U.S.C. (S)101 et seq.).

     "Base Rate" means (with any change in the Base Rate to be effective as of
      ---------
the date of change of either of the following rates) the higher of (i) the rate which the Agent publicly announces from time to time as its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Agent's
                   ----
prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to customers; the Agent may make commercial loans or other loans at rates of interest at, above or below the Agent's prime lending rate. The Base Rate is determined daily.

     "Base Rate Advance" means that portion of the Funded Amount bearing
      -----------------
interest at the Base Rate.

     "Base Term" means, with respect to any Leased Property, (a) the period
      ---------
commencing on the related Closing Date and ending on June 22, 2006 or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

     "Basic Rent" means the rent payable pursuant to Section 3.1 of the Lease,
      ----------
determined in accordance with the following: each installment of Basic Rent payable on any Payment Date shall be in an amount equal to the sum of (A) the aggregate amount of Lender Basic Rent payable on such Payment Date, plus (B) the
                                                                    ----
aggregate amount of Lessor Basic Rent payable on such Payment Date, in each case, for the Leased Property or Properties that are then subject to the Lease.

     "Board" means the Board of Governors of the Federal Reserve System and any
      -----
successor thereto or to the functions thereof.

     "Board of Directors", with respect to a corporation, means either the Board
      ------------------
of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

     "Bonds" means industrial revenue or development bonds issued by a state,
      -----
county or municipal authority in connection with any Leased Property.

     "Building" means, with respect to any Leased Property, the buildings,
      --------
structures and improvements located or to be located on the related Land, along with all fixtures used or useful in connection with the operation of such Leased Property, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached to the Building, equipment, if any, financed by the Lessor and/or the Lenders and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (but in each case excluding trade fixtures and equipment financed other than by the Lessor or the Lenders).

     "Building Construction Failure Payment" is defined in Section 5.7(g) of the
      -------------------------------------
Construction Agency Agreement.

     "Building Cost" with respect to any Leased Property at any time, means the
      -------------
Leased Property Balance therefor at such time, minus the Land Acquisition Cost
                                               -----
for the Land related to such Leased Property.

     "Building Portion" for any Leased Property means the ratio, expressed as a
      ----------------
percentage, of (i) the Fair Market Sales Value of the related Building to (ii) the Fair Market Sales Value of the Leased Property.

     "Building Proceeds" is defined in Section 5.3(b) of the Construction Agency
      -----------------
Agreement.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which banks are required or authorized to be closed for business in Atlanta, Georgia or Orlando, Florida and, if the applicable Business Day relates to a LIBOR Advance, on which trading is not carried on by and between banks in the London interbank market.

     "Capitalized Lease Obligations" shall mean all lease obligations which have
      -----------------------------
been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

     "Casualty" means an event of damage or casualty relating to all or part of
      --------
any Leased Property that does not constitute an Event of Loss.

     "Change in Control Provision" shall mean any term or provision contained in
      ---------------------------
any indenture, debenture, note, or other agreement or document evidencing or governing Indebtedness of Hughes evidencing debt or a commitment to extend loans in excess of $5,000,000 which requires, or permits the holder(s) of such Indebtedness of Hughes to require that such Indebtedness of Hughes be redeemed, repurchased, defeased, prepaid or repaid, either in whole or in part, or the maturity of such Indebtedness of Hughes to be accelerated in any respect, as a result of a change in ownership of the capital stock of Hughes or voting rights with respect thereto.

     "Claims" means liabilities, obligations, damages, losses, demands,
      ------
penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

     "Closing Date" means, with respect to each parcel of Land, the date on
      ------------
which (i) such Land is acquired by the Lessor pursuant to a Purchase Agreement or such Land is leased to the Lessor pursuant to a Ground Lease and (ii) the initial Funding occurs with respect to such Land under the Master Agreement.

     "Code" or "Tax Code" means the Internal Revenue Code of 1986, as amended.
      ----      --------

     "Commitment" means as to each Funding Party, its obligation to make
      ----------
Fundings as investments in each Leased Property, or to make Loans to the Lessor, in an aggregate amount not to exceed at any one time outstanding the amount set forth for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement), minus such Funding Party's "Commitment" (whether funded or unfunded) under the
-----
Master Agreement [Operating Lease], dated as of June 22, 2001, among the Lessor, the Company, the Lenders and the Agent.

     "Commitment Percentage" means as to any Funding Party, at a particular
      ---------------------
time, the percentage of the aggregate Commitments in effect at such time represented by such Funding Party's Commitment, as such percentage is shown for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

     "Company" means Hughes.
      -------

     "Completion Date" with respect to any Leased Property means the Business
      ---------------
Day on which the conditions specified in Section 3.5 of the Master Agreement have been satisfied or waived with respect to such Leased Property.

     "Condemnation" means any condemnation, requisition, confiscation, seizure
      ------------
or other taking or sale of the use, occupancy or title to any Leased Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use is prevented or occupancy or title is taken.

     "Consolidated Amortization" shall mean, for any fiscal period of Hughes,
      -------------------------
amortization of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

     "Consolidated Companies" shall mean, collectively, Hughes and all of its
      ----------------------
Subsidiaries.

     "Consolidated Depreciation" shall mean, for any fiscal period of Hughes,
      -------------------------
depreciation of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITR" shall mean, for any fiscal period of Hughes, an amount
      ------------------
equal to Consolidated Net Income (Loss) for such period, plus, to the extent
                                                         ----
deducted in determining Consolidated Net Income (Loss), (i) Consolidated Tax Expense for such period, (ii) Consolidated Interest Expense for such period, and
(iii) Consolidated Rental Expense for such period.

     "Consolidated EBITDAR" shall mean, for any fiscal period of Hughes, an
      --------------------
amount equal to Consolidated Net Income (Loss) for such period plus to the
                                                               ----
extent deducted in determining Consolidated Net Income (Loss), (i) Consolidated Interest Expense for such period, (ii) Consolidated Tax Expense for such period,
(iii) Consolidated Depreciation for such period, (iv) Consolidated Amortization for such period and (v) Consolidated Rental Expense for such period.

     "Consolidated Interest Expense" shall mean, for any fiscal period of
      -----------------------------
Hughes, total interest expense (including without limitation, interest expense attributable to capitalized leases in accordance with GAAP and any program costs incurred by Hughes in connection with sales of accounts receivable pursuant to a securitization program) of the Consolidated Companies for such period, determined on a consolidated basis.

     "Consolidated Net Income (Loss)" shall mean, for any fiscal period of
      ------------------------------
Hughes, the net income (or loss) of the Consolidated Companies for such period (taken as a single accounting period) determined on a consolidated basis in conformity with GAAP; provided that there shall be excluded therefrom (i) any items of gain or loss which were included in determining such Consolidated Net Income and were not realized in the ordinary course of business or the result of a sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any party accrued prior to the date such becomes a Subsidiary of Hughes or is merged into or consolidated with Hughes or any of its Subsidiaries, or such party's assets are acquired by any Consolidated Company, unless such party is acquired in a transaction accounted for as a pooling of interests.

     "Consolidated Net Worth" shall mean as of the date of determination,
      ----------------------
Hughes' total shareholder's equity of such date as determined in accordance with GAAP.

     "Consolidated Rental Expense" shall mean, for any fiscal period of Hughes,
      ---------------------------
total operating lease expense of the Consolidated Companies for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Tax Expense" shall mean, for any fiscal period of Hughes, tax
      ------------------------
expense of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

     "Construction" means, with respect to any Leased Property, the construction
      ------------
of the related Building pursuant to the related Plans and Specifications.

     "Construction Agency Agreement" means the Construction Agency Agreement,
      -----------------------------
dated as of June 22, 2001, between Hughes and the Lessor.

     "Construction Agency Event of Default" is defined in Section 5.1 of the
      ------------------------------------
Construction Agency Agreement.

     "Construction Agent" means Hughes in its capacity as construction agent
      ------------------
pursuant to the Construction Agency Agreement.

     "Construction Budget" is defined in Section 2.4 of the Construction Agency
      -------------------
Agreement.

     "Construction Conditions" means the conditions set forth in Section 3.5 of
      -----------------------
the Master Agreement.

     "Construction Contract" means, with respect to any Leased Property, that
      ---------------------
certain construction contract, if any, between a Lessee or the Construction Agent, as agent for Lessor, and a General Contractor for the Construction of the related Building, provided that such contract shall be assigned to the Lessor, and such assignment shall be consented to by such General Contractor, pursuant to an assignment of such construction contract substantially in the form of the Security Agreement and Assignment set forth as Exhibit C to the Master Agreement.

     "Construction Costs" means, with respect to any Leased Property, all costs
      ------------------
of acquisition or ground lease, as applicable, of the related Land, all closing, development and transaction costs related thereto, including fees, costs and expenses of attorneys, architects, surveyors, engineers, title and other insurance companies, appraisers and environmental firms, all costs of Construction, and all interest and Yield accrued on the Funded Amounts related to such Leased Property during the Construction Term therefor.

     "Construction Failure Payment"  means, with respect to any Leased Property
      ----------------------------
and as of any date of calculation, an amount equal to (i) 100% of the related Land Acquisition Cost, plus (ii) the excess of (A) 89.9% of the Project Costs (exclusive of Land Acquisition Cost) incurred as of the date of calculation, minus (B) the sum of (without duplication) (1) the Present Value of any payments (other than Unrestricted Indemnification Amounts) payable by the Construction Agent under the Operative Documents that the Construction Agent is legally required to pay as of the date of calculation that have not been reimbursed as of the date of calculation to the extent such payments have been included in Project Costs and (2) the Future Value of any payments (other than Unrestricted Indemnification Amounts) previously paid by the Construction Agent under the Operative Documents that have not been reimbursed as of the date of calculation to the extent such payments have been included in Project Costs and (without duplication) any indemnification payments (other than Unrestricted Indemnification Amounts) made by the Construction Agent pursuant to Section 3.3 that are related to Construction completion; provided that it is understood that
                                             --------
the Lessor shall be entitled to receive amounts reimbursed to the Construction Agent in accordance with Section 5.10 of the Construction Agency Agreement.

     "Construction Force Majeure Declaration" is defined in Section 3.4 of the
      --------------------------------------
Construction Agency Agreement.

     "Construction Force Majeure Event" means, with respect to any Leased
      --------------------------------
Property during the Construction Term therefor:

     (a)  an act of God arising after the related Closing Date, or

     (b) any change in any state or local law, regulation or other legal requirement arising after such Closing Date and relating to the use of the Land or the construction of a building on the Land, or

     (c) strikes, lockouts, labor troubles, unavailability of materials, riots, insurrections or other events resulting from causes beyond a Lessee's (including a contractor's and subcontractor's) control which could not have been avoided or which cannot be remedied by the Construction Agent through the exercise of all commercially reasonable efforts or the expenditure of funds and, in the case of (b) above, the existence or potentiality of which was not known to and could not have been discovered prior to such Closing Date through the exercise of reasonable due diligence by the Construction Agent.

     "Construction Land Interest" means each parcel of Land for which the
      --------------------------
Completion Date has not yet occurred.

     "Construction Offer Price" is defined in Section 5.7 of the Construction
      ------------------------
Agency Agreement.

     "Construction Period" means, with respect to any Leased Property, the
      -------------------
Construction Term therefor.

     "Construction Purchase" is defined in Section 5.5 of the Construction
      ---------------------
Agency Agreement.

     "Construction Term" means, with respect to any Leased Property, the period
      -----------------
commencing on the related Closing Date and ending on the related Construction Term Expiration Date, or such shorter period as may result from earlier termination of the Lease as provided therein.

     "Construction Term Expiration Date" means, with respect to any Leased
      ---------------------------------
Property, the earliest of the following:

     (a)  the related Completion Date,

     (b) the date on which the aggregate Funded Amounts equal the Commitments, and

     (c)  the related Scheduled Construction Termination Date.

     "Contractual Obligation", as applied to any Person, means any provision of
      ----------------------
any securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of such Person).

     "Cross Default" with respect to any agreement relating to Indebtedness
      -------------
means the occurrence of any event (other than the non-payment of money) the effect of which is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, but with respect to which such holder has not so accelerated such maturity.

     "Deed" means, with respect to any Land, a general warranty deed (or, if the
      ----
related Title Policy is acceptable to the related Lessee and the Agent, a special, limited warranty or trustee's deed), dated the applicable Closing Date, from the applicable Seller to the Lessor, conveying such Land.

     "Default" means any of the events specified in Article XII of the Lease,
      -------
without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

     "Dollars" and the sign "$" means lawful money of the United States of
      -------
America.

     "EITF 97-10" means FASB Emerging Issues Task Force Issue No. 97-10.
      ----------

     "Engineer" means, with respect to any Leased Property, the engineer engaged
      --------
in connection with the construction of the related Building, if any, who may be an employee of the General Contractor for such Leased Property.

     "Engineer's Agreement" means, with respect to any Leased Property, the
      --------------------
engineering services agreement, if any, between the Construction Agent, in its capacity as agent for Lessor, and the related Engineer.

     "Environment" shall have the meaning set forth in 42 U.S.C. (S)9601(8) as
      -----------
defined on the date of the Master Agreement, and "Environmental" means pertaining or relating to the Environment.

     "Environmental Audit" means, with respect to each parcel of Land, a Phase I
      -------------------
Environmental Assessment and, if appropriate, a Phase II Environmental Assessment, dated no more than 180 days prior to the related Closing Date, by an environmental services firm satisfactory to the Funding Parties and Hughes.

     "Environmental Laws" means and include the Resource Conservation and
      ------------------
Recovery Act of 1976, (RCRA) 42 U.S.C. (S)(S) 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) 9601-9657, (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq., and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations, relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of any Leased Property, or any part thereof, as any of the foregoing may have been from time to time amended, supplemented or supplanted.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor federal statute, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" shall mean, with respect to any Person, each trade or
      ---------------
business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

     "Event of Default" means any event or condition designated as an "Event of
      ----------------
Default" in Article XII of the Lease.

     "Event of Loss" is defined in Section 10.1 of the Lease.
      -------------

     "Event of Taking" is defined in Section 10.2 of the Lease.
      ---------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute thereto.

     "Executive Officer" means, with respect to any Person, the Chief Executive
      -----------------
Officer, President, Vice Presidents (if elected by the Board of Directors of such Person), Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties (if elected by the Board of Directors of such Person).

     "Fair Market Sales Value" means, with respect to any Leased Property or any
      -----------------------
portion thereof, the fair market sales value as determined by an independent appraiser chosen by the related Lessee and reasonably acceptable to the Lessor and the Agent (unless an Event of Default or a Construction Agency Event of Default has occurred and is continuing, in which case the appraiser shall be chosen by the Agent), that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell and neither of which is related to the Lessor or any Lessee, for the purchase of such Leased Property. Such fair market sales value shall be calculated as the value for such Leased Property, assuming, in the determination of such fair market sales value, that such Leased Property is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market sales value is being determined for purposes of Section
13.1 of the Lease and except as otherwise specifically provided in the Lease or the Master Agreement, in which case this assumption shall not be made; it being understood that if such fair market sales value is being determined for purposes of the Construction Agency Agreement, such value shall be determined for the related Leased Property in its then state of completion, but assuming that all construction had been done in accordance with the standards required pursuant to the Construction Agency Agreement).

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Final Rent Payment Date" with respect to any Leased Property is defined in
      -----------------------
Section 13.1(e) of the Lease.

     "Fixed Charge Coverage Ratio" shall mean, as of any date of determination,
      ---------------------------
the ratio of (A) Consolidated EBITDAR to (B) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense, in each case measured
                 ----
for the four fiscal quarter period ending on such date (or if such date is not the last day of any fiscal quarter, for the four fiscal quarter period ending immediately prior to such date).

     "Force Majeure Losses"  means, with respect to any Leased Property and as
      --------------------
of any date of calculation, the loss incurred by the Lessor in connection with a Construction Force Majeure Event with respect to which a Construction Force Majeure Declaration has been made, measured by the sum of (i) the lower of (A) the insurance proceeds paid with respect thereto plus the related deductible amount and (B) the reduction in Fair Market Sales Value of the Leased Property as a result of the Construction Force Majeure Event as set forth in an
Appraisal, plus (ii) other direct   costs incurred by the Lessor that the Lessor
has consented to in accordance with Section 3.4 of the Construction Agency Agreement in connection with such Construction Force Majeure Event to the extent such costs are not covered by insurance; provided that insurance proceeds shall
                                         --------
be used in such calculation only to the extent the event giving rise to the loss can be remediated for an amount equal to the resulting insurance proceeds plus the deductible; provided, further, that it is expressly understood and agreed
                --------  -------
that Force Majeure Losses shall not include the costs of repairing damage occasioned not as a result of the Construction Force Majeure Event, but as a result of the Construction Agent's failure to take all reasonable steps to minimize the damages caused by such Construction Force Majeure Event.

     "Funded Amount" means, as to the Lessor, the Lessor's Invested Amounts,
      -------------
and, as to each Lender, the outstanding principal amount of such Lender's Loans.

     "Funding" means any funding by the Funding Parties pursuant to Section 2.2
      -------
of the Master Agreement.

     "Funding Date" means each Closing Date and each other date on which a
      ------------
Funding occurs under Section 2 of the Master Agreement.

     "Funding Parties" means the Lessor and the Lenders, collectively.
      ---------------

     "Funding Party Balance" means, with respect to any Leased Property, (i) for
      ---------------------
the Lessor as of any date of determination, an amount equal to the sum of the outstanding related Lessor's Invested Amount, all accrued and unpaid Yield on such outstanding related Lessor's Invested Amount, all unpaid related fees owing to the Lessor under the Operative Documents, and all other related amounts owing to the Lessor by the Lessees under the Operative Documents, and (ii) for any Lender as of any date of determination, an amount equal to the sum of the outstanding related Loans of such Lender, all accrued and unpaid interest thereon, all unpaid related fees owing to such Lender under the Operative Documents, and all other related amounts owing to such Lender by the Lessees under the Operative Documents.

     "Funding Request" is defined in Section 2.2 of the Master Agreement.
      ---------------

     "Funding Termination Date" means the earlier of (i) June 22, 2003 and (ii)
      ------------------------
the termination of the Commitments pursuant to Section 5.2 of the Loan
Agreement.

     "Future Value" means, with respect to any component of the Recourse
      ------------
Deficiency Percentage or the Construction Failure Payment, the accreted value of such component as of the end of the Base Term or the date of calculation, respectively, that is giving effect to the time value of money using the Implicit Rate.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States.

     "General Partner" means Atlantic Financial Managers, Inc., a Texas
      ---------------
corporation.

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of any Leased Property.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Ground Lease" means, with respect to any Land, the ground lease between
      ------------
the related Ground Lessor and the Lessor pursuant to which a leasehold estate is conveyed in the Land to the Lessor.

     "Ground Lessor" means, as to any Land, the ground lessor of such Land.
      -------------

     "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of
      -----------------------
such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

     "Guarantor" means Hughes.
      ---------

     "Guaranty Agreement" means the Guaranty Agreement, dated as of June 22,
      ------------------
2001, issued by Hughes.

     "Hazardous Material" or "Hazardous Substance" means any substance, waste or
      ------------------      -------------------
material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by products and other hydrocarbons, or which is or becomes regulated under any Environmental Law by any Governmental Authority, including any agency, department, commission, board or instrumentality of the United States, any jurisdiction in which a Leased Property is located or any political subdivision thereof and also including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs") and radon gas.
                            ----

     "Hughes" means Hughes Supply, Inc., a Florida corporation.
      ------

     "Hughes Family" shall mean (i) David H. Hughes, Vincent S. Hughes, Russell
      -------------
V. Hughes, (ii) any of their direct family members (including, without limitation, lineal ancestors and descendants, siblings, and lineal descendants of siblings), (iii) any trusts and profit sharing plans and stock option plans established for the sole benefit of the foregoing, and (iv) the heirs and personal representatives of the foregoing.

     "IDB Documentation" means the Bonds, each IDB Lease and all other
      -----------------
agreements, documents, contracts and instruments entered into in connection with any Bonds or IDB Property.

     "IDB Lease" means a lease between the Lessor and an Authority with respect
      ---------
to a Leased Property.

     "IDB Property" means each Leased Property that is the subject of Bonds.
      ------------

     "Implicit Rate" means the weighted average of the Lessor Rate and the rate
      -------------
at which interest on the Lender's Loans is capitalized, each as in effect on the date of calculation based on the outstanding Funded Amounts.

     "Indebtedness" of any Person shall mean, without duplication (i) all
      ------------
obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all Guaranteed Indebtedness of such Person (including contingent reimbursements obligations under undrawn financial letters of credit but not performance letters of credit) (iii) Capitalized Lease Obligations; (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, interest rate contracts, or similar agreements or combinations thereof. Notwithstanding the foregoing, in determining the Indebtedness of any Person, there shall be included all obligations of such Person of the character referred to in clauses (i) through (v) above deemed to be extinguished under GAAP but for which such Person remains legally liable except to the extent that such obligations (x) have been defeased in accordance with the terms of the applicable instruments governing such obligations and (y) the accounts or other assets dedicated to such defeasance are not included as assets on the balance sheet of such Person.

     "Indemnitee" means SunTrust Bank, in its individual capacity and in its
      ----------
capacity as Agent, and each Lender (but, in each case, only, with respect to any Leased Property, from and after the Completion Date for such Leased Property), and the Lessor, and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; provided,
                                                                  --------
however, that in no event shall any Lessee be an Indemnitee; provided, further
-------                                                      --------  -------
that with respect to any indemnification arising with respect to any Leased Property during the Construction Period for such Leased Property, the Indemnitee shall only be the Lessor (except as provided in Section 7.2 of the Master Agreement).

     "Indemnitee Group" means the respective Affiliates, employees, officers,
      ----------------
directors and agents of the Agent (in its individual capacity), each Lender or the Lessor, as applicable; provided, however, that in no event shall any Lessee
                           --------  -------
be a member of the Indemnitee Group.

     "Initial Closing Date" means the Closing Date for the first Leased Property
      --------------------
acquired by the Lessor.

     "Intercompany Loan Documents" shall mean, collectively, the promissory
      ---------------------------
notes and all related loan, subordination, and other agreements, to the extent that they exist, relating in any manner to the Intercompany Loans.

     "Intercompany Loans" shall mean, collectively, (i) the loans more
      ------------------
particularly described on Schedule 4.1(v) to the Master Agreement and (ii) those loans or other extensions of credit made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in Section
5.13 of the Master Agreement or as may otherwise be approved in writing by the Agent and the Required Lenders.

     "Investment" shall mean, when used with respect to any Person, any direct
      ----------
or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

     "Joinder Agreement" means an agreement substantially in the form of Exhibit
      -----------------
E to the Master Agreement pursuant to which a Subsidiary of Hughes shall become a Lessee.

     "Land" means the land described in the related Lease Supplement.
      ----

     "Land Acquisition Costs" with respect to any Leased Property means the
      ----------------------
Funded Amounts advanced for the purpose of acquiring the related Land, including any earnest money deposits and all other amounts payable under the related Purchase Agreement or Ground Lease, together with all interest, Yield and transaction expenses allocated to Land Acquisition Costs pursuant to Section 2.3(f) of the Master Agreement.

     "Land Construction Failure Payment" is defined in Section 5.7(g) of the
      ---------------------------------
Construction Agency Agreement.

     "Land Portion" with respect to any Leased Property means the ratio,
      ------------
expressed as a percentage of (i) the Fair Market Sales Value of the Land related to such Leased Property to (ii) the Fair Market Sales Value of such Leased Property.

     "Land Proceeds" is defined in Section 5.3(b) of the Construction Agency
      -------------
Agreement.

     "Laws" means all ordinances, statutes, rules, regulations, orders,
      ----
injunctions, writs, treaties or decrees of any Governmental Authority, or of any court or similar entity established by any thereof.

     "Lease" means the Master Lease Agreement, dated as of June 22, 2001
      -----
together with each Lease Supplement thereto, among the Lessees and the Lessor.

     "Lease Balance" means, with respect to all of the Leased Properties, as of
      -------------
any date of determination, an amount equal to the aggregate sum of the outstanding Funded Amounts of all Funding Parties, all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Lessor's Invested Amounts, all unpaid fees owing to the Funding Parties under the Operative Documents, and all other amounts owing to the Funding Parties by the Lessees under the Operative Documents.

     "Lease Supplement" means a supplement to the Lease substantially in the
      ----------------
form of Exhibit A thereto.

     "Lease Term" means (a) the Base Term, as it may be renewed pursuant to
      ----------
Section 14.9 of the Lease or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

     "Lease Termination Date" means the last day of the Lease Term.
      ----------------------

     "Leased Property" means Land and the related Building(s).  For purposes of
      ---------------
the Lease, "Leased Property" means the Land identified in a Lease Supplement and the Buildings related thereto, unless the context provides otherwise. "Leased Property" shall not include any inventory of any Lessee.

     "Leased Property Balance" means, with respect to any Leased Property, as of
      -----------------------
any date of determination, an amount equal to the aggregate sum of the outstanding related Funded Amounts of all Funding Parties, all accrued and unpaid interest on the related Loans, all accrued and unpaid Yield on the related Lessor Invested Amounts, all related unpaid fees owing to the Funding Parties under the Operative Documents, and all other amounts owing to the Funding Parties by any Lessee under the Operative Documents with respect to such Leased Property.

     "Lender Basic Rent" means, for any Rent Period under the Lease, the
      -----------------
aggregate amount of interest accrued on the Loans pursuant to Section 2.4 of the Loan Agreement during such Rent Period.

     "Lenders" means such financial institutions as are, or who may hereafter
      -------
become, parties to the Loan Agreement as Lenders to the Lessor.

     "Lending Office" for each Lender means the office such Lender sets forth on
      --------------
Schedule 8.2 to the Master Agreement or such other office as such Lender designates in writing from time to time to Hughes and the Agent.

     "Lessee" is defined in the preamble to the Master Agreement.  The "related"
      ------
Lessee with respect to any Leased Property means the Lessee that is party to the Lease Supplement for such Leased Property.

     "Lessor" is defined in the preamble to the Master Agreement.
      ------

     "Lessor Basic Rent" means, for any Rent Period under the Lease, the
      -----------------
aggregate amount of Yield accrued and unpaid on the Lessor's Invested Amounts pursuant to Section 2.3(a) of the Master Agreement during such Rent Period.

     "Lessor Liens" means Liens on or against any Leased Property, the Lease,
      ------------
any other Operative Document or any payment of Rent (a) which result from any act or omission of, or any Claim against, the Lessor unrelated to the Transaction or from Lessor's failure to perform as required under the Operative Documents or (b) which result from any Tax owed by the Lessor, except any Tax for which a Lessee or Hughes is obligated to indemnify (including, without limitation, in the foregoing exception, any assessments with respect to any Leased Property noted on the related Title Policy or assessed in connection with any construction or development by a Lessee or the Construction Agent).

     "Lessor Rate" is defined in the Lessor Side Letter, provided that during
      -----------                                        --------
the Construction Period, the Lessor Rate shall be increased by 0.125%.

     "Lessor Side Letter" means the letter agreement, dated as of June 22, 2001,
      ------------------
between Hughes and the Lessor.

     "Lessor's Invested Amount" means the amounts funded by the Lessor pursuant
      ------------------------
to Section 2 of the Master Agreement that are not proceeds of Loans by a Lender, as such amount may be increased during the related Construction Term pursuant to
Section 2.3(c) of the Master Agreement.

     "Leverage Ratio" shall mean, as of any date of determination, the ratio of
      --------------
Total Funded Debt as of such date to Total Capitalization as of such date.

     "LIBOR" means, for any Rent Period, with respect to LIBOR Advances the
      -----
offered rate for deposits in U.S. Dollars, for a period comparable to the Rent Period, appearing on the Reuters Screen LIBOR Page as of 11:00 A.M. (London, England time) on the day that is two London banking days prior to the first day of the Rent Period. If at least two such rates appear on the Reuters Screen LIBOR Page, the rate for that Rent Period shall be the arithmetic mean of such rates, rounded, if necessary, to the next higher 1/16 of 1.0%; and in either case as such rates may be adjusted for any applicable reserve requirements. If the foregoing rate is unavailable from the Reuters Screen for any reason, then such rate shall be determined by the Agent from Telerate or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Agent to Hughes and the Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

     "LIBOR Advance" means that portion of the Funded Amount bearing interest at
      -------------
a rate based on LIBOR.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt,
      ----
deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of indebtedness, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing.

     "Limited Event of Default" means an Event of Default under paragraph, (h),
      ------------------------                                  ---------  ---
(i), (n) or (o) of Article XII of the Lease, solely if the breach of the related
---  ---    ---    -----------
covenant, representation or warranty was based on a subjective interpretation of the term "diligently," "material," "materially," "Material Adverse Effect," "materially adversely affect," "material adverse change," "materially and adversely affects," "material adverse effect," "adverse," "adversely," "substantial," or "substantially"; provided, however, if the Event of Default,
                                   --------  -------
covenant or representation or
warranty relates to the use of the Leased Property, then such Event of Default, covenant or representation or warranty will not be deemed a Limited Event of Default.

     "Loan" shall have the meaning specified in Section 2.1 of the Loan
      ----
Agreement.

     "Loan Agreement" means the Loan Agreement, dated as of June 22, 2001, among
      --------------
the Lessor, the Agent and the Lenders.

     "Loan Documents" means the Loan Agreement, the Notes, the Assignments of
      --------------
Lease and Rents, the Mortgages and all documents and instruments executed and delivered in connection with each of the foregoing.

     "Loan Event of Default" means any of the events specified in Section 5.1 of
      ---------------------
the Loan Agreement, provided that any requirement for the giving of notice, the
                    --------
lapse of time, or both, or any other condition, event or act has been satisfied.

     "Loan Potential Event of Default" means any event, condition or failure
      -------------------------------
which, with notice or lapse of time or both, would become a Loan Event of Default.

     "Loss Proceeds" is defined in Section 10.6 of the Lease.
      -------------

     "Margin Regulations" means Regulations T, U and X of the Board of Governors
      ------------------
of the Federal Reserve System, as the same may be in effect from time to time.

     "Margin Stock" means "margin stock" as defined in Regulation  T, U or X.
      ------------

     "Master Agreement" means the Master Agreement, dated as of June 22, 2001,
      ----------------
among Hughes, the Lessees, the Lessor, the Agent and the Lenders.

     "Material Adverse Effect" means with respect to any event or occurrence of
      -----------------------
whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (i) a materially adverse effect on the ability of Guarantor or any Lessee to perform its obligations under any Operative Document, (ii) a materially adverse effect on the financial condition, operations, business, prospects or assets of Hughes and its Subsidiaries, taken as a whole, (iii) a materially adverse effect on the value or useful life of any Leased Property, or the legality, validity or enforceability of any of the Operative Documents or (iv) a materially adverse effect on the status or priority of the Agent's or any Funding Party's interest in any Leased Property.

     "Material Subsidiary" shall mean each Subsidiary of Hughes, now existing or
      -------------------
hereinafter established or acquired, that at any time prior to the Lease Termination Date, has or acquires total assets in excess of $1,000,000 or that accounted for or produced more than 5% of the Consolidated EBITR of Hughes on a consolidated basis during any of the three most recently completed fiscal years of Hughes.

     "Monthly Payment Date" means the fifteenth (15th) day of each calendar
      --------------------
month or, if such day is not a Business Day, the next Business Day.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Mortgage" means, with respect to any Leased Property, that certain
      --------
mortgage, deed of trust or security deed, dated as of the related Closing Date, by the Lessor to the Agent, in the form of Exhibit D-1 or D-2 attached to the Master Agreement, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Agent in the jurisdiction where the Leased Property is located.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3)
      ------------------
of ERISA.

     "Notes" means the note issued by the Lessor under the Loan Agreement, and
      -----
any and all notes issued in replacement or exchange therefor in accordance with the provisions thereof.

     "Obligations"  means all indebtedness (whether principal, interest, fees or
      -----------
otherwise), obligations and liabilities of the Guarantor and each Lessee to the Funding Parties (including without limitation all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms of such indebtedness, obligations and liabilities), whether arising under any of the Operative Documents or otherwise, and whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Funding Parties outright, conditionally or as collateral security from another, including but not limited to the obligation of the Guarantor and each Lessee to repay future advances by the Funding Parties, whether or not made pursuant to commitment and whether or not presently contemplated by the Guarantor or any Lessee and the Funding Parties under the Operative Documents.

     "Obligors" means the Guarantor, the Subsidiary Guarantors and the Lessees,
      --------
collectively.

     "Officer's Certificate" of a Person means a certificate signed by the
      ---------------------
Chairman of the Board or the President or the Chief Financial Officer or any Executive Vice President or any Senior Vice President or any other Vice President or the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller or the Secretary of such Person.

     "Operative Documents" means the Master Agreement, the Purchase Agreements,
      -------------------
the Deeds, the Lease, the Security Agreement and Assignment, the Notes, the Loan Agreement, the Guaranty Agreement, the Assignments of Lease and Rents, the Mortgages, the Ground Leases, the Construction Agency Agreement, the Joinder Agreements, the Subsidiary Guaranty and the other documents delivered in connection with the transactions contemplated by the Master Agreement.

     "Overdue Rate" means the lesser of (a) the highest interest rate permitted
      ------------
by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 365-day (or 366-day, if appropriate) year equal to 2.0% above the Base Rate in effect from time to time or, in the case of Yield, 2% above the Lessor Rate.

     "Partial Purchase Option" is defined in Section 14.1(b) of the Lease.
      -----------------------

     "Partnership Agreement" means the Agreement of Limited Partnership of AFG,
      ---------------------
dated as of February 28, 1996, among the General Partner and the persons listed on Schedule A thereto as limited partners.

     "Payment Date" means the last day of each Rent Period (and if such Rent
      ------------
Period is longer than three months, the day that is 90 days after the first day of such Rent Period) or, if such day is not a Business Day, the next Business Day.

     "Payment Date Notice" is defined in Section 2.3(d) of the Master Agreement.
      -------------------
     "PBGC" means the Pension Benefit Guaranty Corporation, and any successor
      ----
thereto.

     "Permitted Lease Balance" means, with respect to any Leased Property and
      -----------------------
calculated as of any date, (i) the Leased Property Balance with respect to such Leased Property as of the date of such calculation, minus (ii) Force Majeure
                                                    -----
Losses with respect to such Leased Property, plus (iii) the amount of insurance
                                             ----
proceeds applied towards the remediation of such Force Majeure Losses, minus
                                                                       -----
(iv) any amounts that have been added to the Funded Amounts pursuant to the third sentence of Section 3.3 of the Construction Agency Agreement. For purposes of this definition, Leased Property means the Raw Land and/or the Building subject to a particular Lease Supplement.

     "Permitted Liens" means the following with respect to any Leased Property:
      ---------------
(a) the respective rights and interest of the related Lessee, the Lessor, the Agent and any Lender, as provided in the Operative Documents, (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings,
(c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising after the related Closing Date in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (d) Liens arising after such Closing Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith, so long as the enforcement thereof has been stayed pending such appeal or review, (e) easements, rights of way, reservations, servitudes and rights of others against the Land which do not materially and adversely affect the value or the utility of such Leased Property, (f) other Liens incidental to the conduct of the related Lessee's business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of such Leased

Property or materially impair the use thereof, (g) assignments and subleases expressly permitted by the Operative Documents, (h) Liens in favor of municipalities agreed to by the related Lessee that do not affect the value or utility of the related Leased Property and (i) Liens created by IDB Documentation.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

     "Plan" shall mean any employee benefit plan, program, arrangement, practice
      ----
or contract, maintained by or on behalf of Hughes or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

          (a) Executive Arrangements - any bonus, incentive compensation, stock
              ----------------------
     option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

          (b) ERISA Plans - any "employee benefit plan" as defined in Section
              -----------
     3(3) of ERISA, including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

          (c) Other Employee Fringe Benefits - any stock purchase, vacation,
              ------------------------------
     scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

     "Plans and Specifications" means with respect to any Building the final
      ------------------------
plans and specifications for such Building prepared by the Architect, and, if applicable, referred to by the Appraiser in the Appraisal, as such Plans and Specifications may be hereafter amended, supplemented or otherwise modified from time to time.

     "Potential Event of Default" means any event, condition or failure which,
      --------------------------
with notice or lapse of time or both, would become an Event of Default.

     "Present Value" with respect to any payment to be made in the future means
      -------------
the amount of such payment, discounted to present value as of the date of calculation employing a discount rate equal to the Implicit Rate, and, with respect to any payment made prior to the date of such calculation means the amount of such payment, plus interest on such amount calculated at the Implicit Rate for such Leased Property.

     "Project Costs" means, as of any date and with respect to any Leased
      -------------
Property, those portions, in the aggregate, of the Funded Amount for such Leased Property as of such date that, when expended by the Lessor, were, or would have been, capitalized by Lessor in accordance with GAAP. For purposes of calculating the Construction Failure Payment, "Project Costs" shall also include other costs related to Construction paid to third parties other than the Funding Parties as described in EITF 97-10. For purposes of calculating the Recourse Deficiency Percentage, as used in this definition, Leased Property means the Raw Land and/or the Building subject to a particular Lease Supplement.

     "Purchase Agreement" means with respect to any Land, the purchase agreement
      ------------------
with the Seller for the conveyance of such Land to the Lessor.

     "Purchase Option" is defined in Section 14.1(a) of the Lease.
      ---------------

     "Raw Land" means, with respect to any Leased Property, the parcel of land
      --------
described in the related Lease Supplement, excluding any improvements thereon.

     "Recourse Deficiency Amount" means, with respect to any Leased Property,
      --------------------------
calculated as of the Completion Date, in the case of Leased Properties that shall have been subject to the Construction Agency Agreement, or the Closing Date, in the case of all other Leased Properties, for such Leased Property, the result of (A) the Recourse Deficiency Percentage times (B) the Project Costs for such Leased Property; provided, however, that, if Raw Land is leased pursuant to
                      --------  -------
a separate Lease Supplement in accordance with Section 17.23 of the Lease, the Recourse Deficiency Amount with respect to such Leased Property shall equal the Land Acquisition Cost with respect to such Raw Land. For purposes of this definition, Leased Property means the Raw Land and/or the Building subject to a particular Lease Supplement.

     "Recourse Deficiency Percentage" means, with respect to any Leased
      ------------------------------
Property, the percentage set forth in the related Lease Supplement calculated as follows and expressed as a percentage: (a) the Future Value of: (i) 89.9% of (x) the estimated Project Cost (estimated as of the Closing Date for such Leased Property based upon the Construction Budget as of such date) or (y) the actual Project Cost in the case of Leased Properties not subject to the Construction Agency Agreement, less (ii) the Present Value, as of such date, of any "minimum lease payments" with respect to such Leased Property as such term is used in
Section 7(d) of Financial Accounting Standard No. 13 (excluding for purposes of this calculation the Recourse Deficiency Amount)), divided by (b) such estimated or actual Project Cost, as the case may be.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be in effect from time to time.

     "Release" means the release, deposit, disposal or leak of any Hazardous
      -------
Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

     "Release Date" means, with respect to any Leased Property, the earlier of
      ------------
(i) the date that the Lease Balance has been paid in full, and (ii) the date on which the Agent gives notice to the Lessor that the Lenders release any and all interest they may have in such Leased Property, and all proceeds thereof, and any rights to direct, consent or deny consent to any action by the Lessor with respect to such Leased Property.

     "Remarketing Option" is defined in Section 14.6 of the Lease.
      ------------------

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Period" means (i) in the case of Base Rate Advances, means the period
      -----------
from, and including, a Monthly Payment Date (or the date of the borrowing or conversion of such Base Rate Advance, if such date is other than a Monthly Payment Date) to, but excluding, the next succeeding Monthly Payment Date; and
(ii) with respect to any LIBOR Advance:

     (1 initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Advance and ending one, two, three or six months thereafter, as selected by Hughes in its Funding Notice or Payment Date Notice, as the case may be, given with respect thereto; and

     (2 thereafter, each period commencing on the last day of the next preceding Rent Period applicable to such LIBOR Advance and ending one, two, three or six months thereafter, as selected by Hughes by irrevocable notice to the Agent in its related Payment Date Notice;

provided, however that:
--------  -------

          (a) The initial Rent Period for any Funding shall commence on the Funding Date of such Funding and each Rent Period occurring thereafter in respect of such Funding shall commence on the day on which the next preceding Rent Period expires;

          (b) If any Rent Period would otherwise expire on a day which is not a Business Day, such Rent Period shall expire on the next succeeding Business Day, provided that if any Rent Period in respect of LIBOR Advances would
          --------
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Rent Period shall expire on the next preceding Business Day;

          (c) Any Rent Period in respect of LIBOR Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such

     Rent Period shall, subject to paragraph (d) below, expire on the last
                                   -------------
     Business Day of such calendar month;

          (d) No Rent Period shall extend beyond the Lease Termination Date; and

          (e) At any one time, there shall be no more than six (6) Rent Periods.

     "Report" is defined in Section 7.6 of the Master Agreement.
      ------

     "Required Funding Parties" means, at any time, Funding Parties holding an
      ------------------------
aggregate outstanding principal amount of Funded Amounts equal to at least 66-2/3% of the aggregate outstanding principal amount of all Funded Amounts.

     "Required Lenders" means, at any time, Funding Parties holding an aggregate
      ----------------
outstanding principal amount of Loans equal to at least 66-2/3% of the aggregate outstanding principal amount of all Loans.

     "Requirement of Law" for any Person means the articles or certificate of
      ------------------
incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Reuters Screen" means, when used in connection with any designated page
      --------------
and LIBOR, the display page so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

     "Revolving Credit Agreement" means the Revolving Credit Agreement, dated as
      --------------------------
of January 26, 1999, among Hughes, SunTrust Bank (as successor to SunTrust Bank, Central Florida, National Association), individually and as Administrative Agent, First Union National Bank, as Documentation Agent, Bank of America, N.A., individually and as Syndication Agent, Southtrust Bank, individually and as Co-Agent, and the other Lenders party thereto.

     "Scheduled Construction Termination Date" means with respect to any
      ---------------------------------------
Building eighteen (18) months after the Closing Date for the related Land.

     "SEC" means the United States Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     "Security Agreement and Assignment" means, with respect to any Leased
      ---------------------------------
Property, the Security Agreement and Assignment (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans, Specifications and Drawings) from the Construction Agent to the Lessor, substantially in the form of Exhibit C to the Master Agreement.

     "Seller" with respect to any Leased Property means the Person who transfers
      ------
such Leased Property to Lessor.

     "Solvent" means, with respect to any Person as of any date, that on such
      -------
date(i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at anytime, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subordinated Debt" shall mean all Indebtedness of Hughes and its
      -----------------
Subsidiaries subordinated to all obligations of Hughes and its Subsidiaries or any other Credit Party arising under this Agreement, the Revolving Notes and the Guaranty Agreement on terms and conditions satisfactory in all respects to the Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent and Required Lenders.

     "Subsidiary" shall mean, with respect to any Person, any corporation or
      ----------
other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

     "Subsidiary Guarantors" shall mean, collectively, each Material Subsidiary
      ---------------------
of Hughes that has executed the Subsidiary Guaranty as of the Initial Closing Date, together with all other

Material Subsidiaries that hereafter execute supplements to the Subsidiary Guaranty, and their respective successors and permitted assigns.

     "Subsidiary Guaranty" means the Subsidiary Guaranty, dated as of June 22,
      -------------------
2001, issued by the Subsidiary Guarantors.

     "Supplemental Rent" means any and all amounts, liabilities and obligations
      -----------------
other than Basic Rent which any Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Agent, any Lender or any other party, including, without limitation, amounts under Article XVI of the Lease, and indemnities and damages for breach of any covenants, representations, warranties or agreements, and all overdue or late payment charges in respect of any Funded Amount.

     "Tax Code" means the Internal Revenue Code of 1986, as amended and in
      --------
effect from time to time.

     "Tax Indemnitee" means, with respect to each Leased Property, (i) so long
      --------------
as such Leased Property is a Construction Land Interest, the Lessor and its Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents and (ii) from and after the Completion Date for such Leased Property, the Lessor, SunTrust Bank, in its individual capacity and in its capacity as Agent, each Lender and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; provided, however, that in no event shall any Lessee be a
                      --------  -------
Tax Indemnitee.

     "Taxes" means any present or future taxes, levies, imposts, duties, fees,
      -----
assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

     "Telerate" means, when used in connection with any designated page and
      --------
LIBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

     "Title Insurance Company" means the company that has or will issue the
      -----------------------
title policies with respect to a Leased Property, which company shall be reasonably acceptable to the Funding Parties.

     "Title Policy" is defined in Section 3.1 of the Master Agreement.
      ------------

     "Total Capitalization" shall mean, as of any date of determination, the sum
      --------------------
of (i) Total Funded Debt plus (ii) Consolidated Net Worth as of such date.
                         ----

     "Total Funded Debt" shall mean all Indebtedness of the Consolidated
      -----------------
Companies that by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendable at the option of the debtor to a date one year or more (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Total Funded Debt shall include, as at any date of determination, any portion of such Indebtedness outstanding on such date which matures on demand or within one year from such date (whether by sinking fund, other required prepayment, or final payment at maturity) and shall also include all Indebtedness of the Consolidated Companies for borrowed money under a line of credit, guidance line, revolving credit, bankers acceptance facility or similar arrangement for borrowed money, including, without limitation, all unpaid drawings under letters of credit and unreimbursed amounts pursuant to letter of credit reimbursement agreements, regardless of the maturity date thereof.

     "Transaction" means all the transactions and activities referred to in or
      -----------
contemplated by the Operative Documents.

     "Trust Indenture" is defined in Section 2.6 of the Master Agreement.
      ---------------

     "Unrestricted Indemnification Amounts" means, with respect to any Leased
      ------------------------------------
Property (i) any amounts payable by the Construction Agent with respect to such Leased Property pursuant to (A) Section 3.3(ii) of the Construction Agency Agreement, (B) Section 3.3(iii) of the Construction Agency Agreement, (C) that portion of Section 3.3(i) of the Construction Agency Agreement within the parenthetical phrase within such Section 3.3(i) relating to Claims for personal injury or, to the extent not related to Construction completion, damage to property and any other Claims not related to Construction completion, or (D) any provision of any Operative Document requiring indemnification for Claims arising from environmental conditions with respect to such Leased Property and (ii) any other amounts that EITF 97-10 allows a Lessee to pay that are capitalizable under GAAP and are not required to be included in the calculation of a Lessee's maximum guaranty amount under EITF 97-10.

     "UCC" means the Uniform Commercial Code of Florida, as in effect from time
      ---
to time.

     "Wholly Owned Subsidiary" shall mean any Subsidiary, all the stock or
      -----------------------
ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Hughes either directly or indirectly.

     "Withholding Taxes" is defined in Section 7.5(f) of the Master Agreement.
      -----------------

     "Yield" is defined in Section 2.3 of the Master Agreement.
      -----

                                      -32-